UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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Filed by a party other than the Registrant [    ]

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[ ]	Preliminary Proxy Statement
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[ ]	Definitive Proxy Statement
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Capital One Financial Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CAPITAL ONE FINANCIAL CORPORATION

1680 CAPITAL ONE DR.

MCLEAN, VA 22102-3491

D73709-P62951-Z81181

Your Vote Counts!

CAPITAL ONE FINANCIAL CORPORATION

2022 Annual Stockholder Meeting

Vote by May 4, 2022 11:59 PM ET. For shares held in a Plan,

vote by May 2, 2022 11:59 PM ET.

You invested in CAPITAL ONE FINANCIAL CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Stockholder Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 5, 2022.

Get informed before you vote

View the Proxy Statement and Annual Report to Stockholders/10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 21, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting*
Point your camera here and	May 5, 2022
vote without entering a	10:00 a.m. Eastern Time
control number
Virtually at: www.virtualshareholdermeeting.com/COF2022

*	Many stockholder meetings have attendance requirements. Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends

1.	Election of Directors

Nominees:

1a.	Richard D. Fairbank	For

1b.	Ime Archibong	For

1c.	Christine Detrick	For

1d.	Ann Fritz Hackett	For

1e.	Peter Thomas Killalea	For

1f.	Cornelis “Eli” Leenaars	For

1g.	François Locoh-Donou	For

1h.	Peter E. Raskind	For

1i.	Eileen Serra	For

1j.	Mayo A. Shattuck III	For

1k.	Bradford H. Warner	For

1l.	Catherine G. West	For

1m.	Craig Anthony Williams	For

2.	Advisory approval of Capital One’s 2021 Named Executive Officer compensation.	For

3.	Ratification of the selection of Ernst & Young LLP as independent registered public accounting firm of Capital One for 2022.	For

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D73710-P62951-Z81181

YOUR VOTE MATTERS
VOTE ON OR BEFORE
MAY 4, 2022.
To express our appreciation for your participation, Capital One will donate $1 to EveryoneOn on behalf of every stockholder account that received hard copy materials and votes.
Capital One
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Frequently Asked Questions

Why am I receiving this Notice of Internet Availability?

The Securities and Exchange Commission (“SEC”) permits companies to send the enclosed “Notice” instead of a full printed set of proxy materials. The Notice provides instructions on how to view your company’s proxy materials, vote online and request a full set of printed materials by mail.

There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company’s costs and reducing the environmental impact from printing and mailing full sets of proxy materials.

How do I view the proxy materials online?

Go to www.proxyvote.com and enter your control number to get started. Your control number can be found on the enclosed Notice.

What if I prefer to receive a paper copy of the proxy materials?

You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to do so can be found in the Get informed before you vote section of the Notice.

Can I receive proxy materials for future meetings by e-mail rather than receive a Notice?

Yes you can. Go to www.proxyvote.com and select “Email” in the Delivery Settings section.

For more information about the SEC’s Notice and Access Proxy Rules please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml.